SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 6, 2006

OSCIENT PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	0-10824	04-2297484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Winter Street, Suite 2200

Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(781) 398-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 6, 2006, Oscient Pharmaceuticals Corporation (“Oscient”) entered into Purchase Agreements (each a “Purchase Agreement”) with institutional and other accredited investors (the “Purchasers”) pursuant to which it sold an aggregate of 18,035,216 shares (the “Shares”) of Oscient’s common stock, par value $0.10 per share (the “Common Stock”), at a price of $1.93 per share (the “Private Placement”) and warrants (the “Warrants”) to purchase 9,017,608 shares of Common Stock (the “Warrant Shares”) at an exercise price of $2.22 per share. The Warrants were sold at a price of $0.125 per share of Common Stock issuable pursuant to such Warrants. The closing of the Private Placement occurred on April 11, 2006.

Pursuant to the Purchase Agreements, Oscient agreed to file a Registration Statement on Form S-3 with the Securities and Exchange Commission (the “Commission”) within ten days after the closing of the Private Placement to register the resale of the Shares and Warrant Shares. Oscient also agreed to use its commercially reasonable best efforts to have the Registration Statement declared effective within 60 days after the closing of the Private Placement if the Registration Statement receives no Commission review or 75 days after the closing of the Private Placement if the Registration Statement receives Commission review. If the Registration Statement is not filed with the Commission or is not declared effective by the applicable required date, then Oscient has agreed to pay each Purchaser, as liquidated damages, an amount equal to 0.0333% of the purchase price paid by each such Purchaser in the Private Placement for each day following the applicable required date until the Registration Statement is either filed with the Commission or declared effective, as the case may be, subject to the aggregate limit on liquidated damages described below. In addition, Oscient agreed to keep the Registration Statement effective until the earlier of the date on which all Shares and Warrant Shares have been sold pursuant to the Registration Statement, the Shares and Warrant Shares may be resold pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”) or all Shares and Warrant Shares purchased by such Purchaser have been sold. If, after the Registration Statement is declared effective, Oscient suspends the use of the Registration Statement by the Purchasers for the resale of the Shares, Oscient has agreed to pay each Purchaser as liquidated damages an amount equal to 0.0333% of the purchase price paid by each such Purchaser in the Private Placement for each day that the use of the Registration Statement is suspended in excess of 30 consecutive days or more than 60 days in the aggregate in any 365-day period, subject to the aggregate limit on liquidated damages described below. Under the Purchase Agreement, the maximum aggregate amount of liquidated damages payable to each Purchaser is limited to 10% of the purchase price paid by each such Purchaser in the Private Placement.

The Warrants contain a cashless exercise option and penalties if Oscient does not deliver the applicable amount of Warrant Shares within three trading days of exercise of a Warrant by a Purchaser. The Warrants also contain provisions providing that, at the Purchaser’s election, Oscient must re-purchase the Warrant from such Purchaser upon a sale of the company in which the consideration for such sale is solely cash. Upon such Purchaser election, the Warrant shall be valued using the Black-Scholes Option Pricing Model.

The foregoing description of the Private Placement, Purchase Agreement and the Warrant does not purport to be complete and is qualified in its entirety by reference to the Form of Purchase Agreement attached hereto as Exhibit 10.1 and the form of Warrant attached hereto as Exhibit 4.1, each of which is incorporated herein by this reference.

ITEM 3.02.    UNREGISTERED SALES OF EQUITY SECURITIES.

Oscient expects the Private Placement of the Shares and Warrants to result in gross proceeds to Oscient of approximately $35.9 million before deducting fees payable to placement agents and other transaction expenses payable by Oscient, which will result in Oscient’s receipt of approximately $33.6 million in net proceeds.

Oscient agreed to pay aggregate placement agent fees of approximately $2.1 million to the placement agents for the Private Placement. In addition, Oscient agreed to reimburse JMP Securities LLC and Thomas Weisel LLP for their reasonable out of pocket expenses incurred in connection with the Private Placement. As part of their compensation, JMP Securities LLC and Thomas Weisel LLP will also receive warrants to purchase an aggregate of 180,352 shares of Common Stock at an exercise price of $2.22 per share.

The Shares and Warrants were offered and sold in the Private Placement to certain institutional and other accredited investors without registration under the Securities Act, or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. Accordingly, the securities issued in the Private Placement have not been registered under the Securities Act of 1933, as amended, and until so registered the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration

Additional information regarding the Shares, Warrants and the Private Placement is included under Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01.    OTHER EVENTS.

On April 6, 2006, Oscient issued a press release announcing it had entered into the Purchase Agreement in connection with the Private Placement. The full text of the Oscient’s press release regarding the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference. On April 11, 2006, Oscient issued a press release announcing it had closed the Private Placement. The full text of the Oscient press release regarding the announcement of the closing of the Private Placement is filed as Exhibit 99.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

4.1	Form of Common Stock Purchase Warrant issued by the Company to each investor dated April 11, 2006.

10.1	Form of Purchase Agreement by and among the Company and each investor dated April 5, 2006

99.1	Press Release issued by Oscient Pharmaceuticals Corporation on April 6, 2006.

99.2	Press Release issued by Oscient Pharmaceuticals Corporation on April 11, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSCIENT PHARMACEUTICALS CORPORATION

By:	/s/ Steven M. Rauscher
Name: Steven M. Rauscher
Title: President and Chief Executive Officer

Date: April 11, 2006

EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Common Stock Purchase Warrant issued by the Company to each investor dated April 11, 2006.

10.1	Form of Purchase Agreement by and among the Company and each investor dated April 5, 2006.

99.1	Press Release dated April 6, 2006.

99.2	Press Release dated April 11, 2006.